UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2004

MGI PHARMA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-10736	41-1364647
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5775 West Old Shakopee Road, Suite 100, Bloomington, Minnesota 55437

(Address of principal executive offices)

Registrant’s telephone number, including area code: (952) 346-4700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Preliminary Note

This 8-K/A amends the Form 8-K filed by MGI PHARMA, INC. (the “Company”) on October 1, 2004 (the “October 8-K”), announcing the completion of the acquisition of Aesgen, Inc. (“Aesgen”) on September 28, 2004. The October 8-K was initially amended by a Form 8-K/A on November 19, 2004 disclosing the Company’s unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2004 and the year ended December 31, 2003, which pro forma statements reflect the acquisitions of both Zycos, Inc. and Aesgen by the Company (the “November 8-K/A”). The purpose of this Form 8-K/A is to file as part of the October 8-K the audited financial statements of Aesgen as of and for the years ended December 31, 2002 and 2003 and the unaudited financial statements of Aesgen as of and for the six months ended June 30, 2004.

Section 9– Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of the business acquired.

The audited financial statements of Aesgen as of and for the years ended December 31, 2002 and 2003 and the unaudited financial statements of Aesgen as of and for the six months ended June 30, 2004 are included as Exhibit 99.2 and incorporated herein by reference. Pursuant to Rule 3-05(b)(2)(iv) of regulation S-X, audited financial statements are required for only the two most recent fiscal years because Aesgen’s net revenue for the year ended December 31, 2003 was less than $25 million.

(c) Exhibits.

2.1	Agreement and Plan of Merger by and among MGI PHARMA, INC., Aesgen, Inc., MGIP Acquisition Corp. and the Equityholders’ Representative dated as of August 30, 2004 (previously filed on the October 8-K).

23.1	Consent of Ernst & Young LLP

99.1	Unaudited pro forma condensed combined statements of the Company’s operations for the nine months ended September 30, 2004 and the year ended December 31, 2003 (previously filed on the November 8-K/A).

99.2	Audited financial statements of Aesgen, Inc. for the years ended December 31, 2002 and 2003 and unaudited financial statements of Aesgen, Inc. for the six months ended June 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 14, 2004	MGI PHARMA, INC.

	By:	/s/ William C. Brown
William C. Brown
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger by and among MGI PHARMA, INC., Aesgen, Inc., MGIP Acquisition Corp. and the Equityholders’ Representative dated as of August 30, 2004 (previously filed on the October 8-K).

23.1	Consent of Ernst & Young LLP

99.1	Unaudited pro forma condensed combined statements of the Company’s operations for the nine months ended September 30, 2004 and the year ended December 31, 2003 (previously filed on the November 8-K/A).

99.2	Audited financial statements of Aesgen, Inc. for the years ended December 31, 2002 and 2003 and unaudited financial statements of Aesgen, Inc. for the six months ended June 30, 2004.